UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 4, 2022 (February 2, 2022)

Bath & Body Works, Inc.

(Exact name of registrant as specified in charter)

Delaware	1-8344	31-1029810
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Three Limited Parkway
Columbus, OH 43230
(Address of principal executive offices)

(614) 415-7000
(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.50 Par Value	BBWI	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On February 2, 2022, Bath & Body Works, Inc. (the “Company”) entered into an accelerated share repurchase agreement with JPMorgan Chase Bank, National Association (“Bank”) under which the Company will purchase $1 billion of its own outstanding common stock, par value $0.50 per share (the “Common Stock”).

Under a Master Confirmation and Supplemental Confirmation, each dated February 2, 2022 (together, the “Agreement”), on February 4, 2022, Bank delivered to the Company 13,623,978 shares of Common Stock. The aggregate number of shares of Common Stock to be delivered under the Agreement will be based generally upon a discount to the Rule 10b-18 volume-weighted average price at which the shares of Common Stock trade during the regular trading sessions on the New York Stock Exchange during the term of the Agreement. At final settlement, Bank may be obligated to deliver additional shares of Common Stock to the Company or the Company may be obligated to make delivery of shares of Common Stock or a cash payment to Bank, at the Company’s option. The Company expects final settlement of the share repurchases under the Agreement to occur during the second quarter of 2022.

The Agreement is subject to certain customary adjustments and termination provisions. In addition, upon the occurrence of certain extraordinary events, Bank is entitled to terminate the Agreement, in which case the Company may receive fewer shares of Common Stock than expected.

The preceding description of the Agreement is only a summary and is qualified in its entirety by the terms of the Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995

We caution that any forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) contained in this report or made by our company or our management involve risks and uncertainties and are subject to change based on various factors, many of which are beyond our control. Accordingly, our future performance and financial results may differ materially from those expressed or implied in any such forward-looking statements. Words such as “estimate,” “project,” “plan,” “believe,” “expect,” “anticipate,” “intend,” “planned,” “potential” and any similar expressions may identify forward-looking statements. Risks associated with the following factors, among others, in some cases have affected and in the future could affect our financial performance and actual results and could cause actual results to differ materially from those expressed or implied in any forward-looking statements included in this report or otherwise made by our company or our management:

•	the spin-off of Victoria’s Secret may not be tax-free for U.S. federal income tax purposes;

•	a loss of synergies from separating the businesses that could negatively impact the balance sheet, profit margins or earnings of the Company or that the Company does not realize all of the expected benefits of the spin-off;

•	general economic conditions, inflation, consumer confidence, consumer spending patterns and market disruptions including pandemics or significant health hazards, severe weather conditions, natural disasters, terrorist activities, financial crises, political crises or other major events, or the prospect of these events;

•	the coronavirus global pandemic has had and is expected to continue to have an adverse effect on our business and results of operations;

•	the seasonality of our business;

•	divestitures or other dispositions and related operations and contingent liabilities from businesses that we have divested;

•	difficulties arising from turnover in company leadership or other key positions;

•	our ability to attract, develop and retain qualified associates and manage labor-related costs;

•	the dependence on mall traffic and the availability of suitable store locations on appropriate terms;

•	our ability to grow through new store openings and existing store remodels and expansions;

•	our ability to successfully operate and expand internationally and related risks;

•	our independent franchise, license and wholesale partners;

•	our direct channel businesses;

•	our ability to protect our reputation and our brand images;

•	our ability to attract customers with marketing, advertising and promotional programs;

•	our ability to maintain, enforce and protect our trade names, trademarks and patents;

•	the highly competitive nature of the retail industry and the segments in which we operate;

•	consumer acceptance of our products and our ability to manage the life cycle of our brands, keep up with fashion trends, develop new merchandise and launch new product lines successfully;

•	our ability to source, distribute and sell goods and materials on a global basis, including risks related to:

o	political instability, environmental hazards or natural disasters;

o	significant health hazards or pandemics, which could result in closed factories, reduced workforces, scarcity of raw materials, and scrutiny or embargoing of goods produced in impacted areas;

o	duties, taxes and other charges;

o	legal and regulatory matters;

o	volatility in currency exchange rates;

o	local business practices and political issues;

o	delays or disruptions in shipping and transportation and related pricing impacts;

o	disruption due to labor disputes; and

o	changing expectations regarding product safety due to new legislation;

•	our geographic concentration of vendor and distribution facilities in central Ohio;

•	fluctuations in foreign currency exchange rates;

•	the ability of our vendors to deliver products in a timely manner, meet quality standards and comply with applicable laws and regulations;

•	fluctuations in product input costs, including those caused by inflation;

•	our ability to adequately protect our assets from loss and theft;

•	fluctuations in energy costs, including those caused by inflation;

•	increases in the costs of mailing, paper, printing or other order fulfillment logistics;

•	claims arising from our self-insurance;

•	our and our third-party service providers' ability to implement and maintain information technology systems and to protect associated data;

•	our ability to maintain the security of customer, associate, third-party and company information;

•	stock price volatility;

•	the anticipated increase in, and our ability to pay, dividends and related effects;

•	the anticipated timing of our share repurchases under existing share repurchase authorizations and the anticipated impact thereof on our financial performance and liquidity;

•	shareholder activism matters;

•	our ability to maintain our credit ratings;

•	our ability to service or refinance our debt and maintain compliance with our restrictive covenants;

•	our ability to comply with laws, regulations and technology platform rules or other obligations related to data privacy and security;

•	our ability to comply with regulatory requirements;

•	legal and compliance matters; and

•	tax, trade and other regulatory matters.

We are not under any obligation and do not intend to make publicly available any update or other revisions to any of the forward-looking statements contained in this report to reflect circumstances existing after the date of this report or to reflect the occurrence of future events even if experience or future events make it clear that any expected results expressed or implied by those forward-looking statements will not be realized. Additional information regarding these and other factors can be found in Item 1A. Risk Factors in our 2020 Annual Report on Form 10-K, as updated by the risk factors disclosed in Part II, “Item 1A. Risk Factors” in our Quarterly Report on Form 10-Q for the quarter ended October 30, 2021, as filed with the Securities and Exchange Commission, and our subsequent filings.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Master Confirmation by and between Bath & Body Works, Inc. and JPMorgan Chase Bank, National Association, dated February 2, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BATH & BODY WORKS, INC.
Date: February 4, 2022	By:	/s/ Wendy C. Arlin
		Name:	Wendy C. Arlin
		Title:	Executive Vice President and Chief Financial Officer